                                                          EXECUTION COPY

                               CONSENT AND WAIVER

         THIS CONSENT AND WAIVER (this "Consent") dated as of July 30, 2003, effective in accordance with Section 4 below, to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among ARMOR HOLDINGS, INC., as Borrower (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), Bank of America, N.A., as administrative agent (the "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor to First Union National Bank, as documentation agent, and SunTrust Bank, as co-agent.

                              Statement of Purpose

         The Borrower has entered into certain letter agreements dated July 18, 2003 with Bank of America, N.A. ("Bank of America") and Banc of America Securities LLC ("BAS") whereby the Borrower has engaged BAS to arrange the refinance of the indebtedness under the Credit Agreement pursuant to a new senior secured credit facility (the "Replacement Credit Facility").

         In conjunction with the closing of the Replacement Credit Facility, the Borrower anticipates issuing unsecured senior subordinated notes (the "High Yield Notes") guaranteed by its Domestic Subsidiaries (other than USDS, Inc.) on a senior subordinated basis (the "High Yield Note Guarantors") in an initial principal amount of up to $200,000,000 (the "High Yield Note Offering"). The Borrower has requested that the Administrative Agent seek approval from the Lenders of a consent and waiver under the Credit Agreement to permit the High Yield Notes in the event the Replacement Facility is not closed on or prior to the issuance of the High Yield Notes.

         In addition, the Borrower has entered into negotiations for a proposed business combination between the Borrower or a Subsidiary thereof and Simula, Inc., an Arizona corporation and, in connection therewith, the Borrower and Simula, Inc. have executed a letter of intent dated July 23, 2003 (the "Simula Acquisition"). The Borrower has requested that the Administrative Agent seek approval from the Lenders of a consent and waiver under the Credit Agreement to permit the Simula Acquisition.

         Further, the Required Lenders have executed that certain Waiver dated as of June 30, 2003 under the Credit Agreement (the "Prior Waiver"), in connection with the conversion of each of Armor Holdings Mobile Security, Inc. (f/k/a Bengal Acquisition Corp.) and O'Gara-Hess & Eisenhardt Armoring Company from a corporation to a limited liability company. Paragraph 4 of the Prior Waiver requires that the Borrower satisfy certain requirements no later than July 30, 2003 (the "Waiver Deadline"). The Borrower has requested that the Required Lenders extend the Waiver Deadline to August 15, 2003.

         The Required Lenders party hereto are willing to agree to the requested consent and waiver, but only on the terms and subject to the conditions set forth in this Consent.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized, undefined terms used in this Consent shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. CONSENTS AND WAIVERS.

         (a) Subject to Section 3 hereof, notwithstanding the provisions of the Credit Agreement and the other Loan Documents to the contrary, the Required Lenders hereby consent to the incurrence of Indebtedness by the Borrower under the High Yield Notes, the issuance of the guaranties by the High Yield Note Guarantors and the exchange of registered High Yield Notes for the unregistered High Yield Notes as contemplated by the terms of the High Yield Note Offering (the "Exchange Offer") and waive any Default or Event of Default that may arise directly as a result of the offer, sale and issuance of the High Yield Notes the guaranties issues by the High Yield Note Guarantors and the Exchange Offer.

         (b) Subject to Section 3 hereof, notwithstanding the provisions of the Credit Agreement and the other Loan Documents to the contrary, the Required Lenders hereby consent to the Simula Acquisition and waive any Default or Event of Default that may arise directly as a result of the consummation of the Simula Acquisition.

         (c) Subject to Section 3 hereof, the Required Lenders hereby agree to extend the Waiver Deadline to August 15, 2003.

         SECTION 3. COVENANTS OF THE BORROWER.

         (a) The Borrower shall provide the Administrative Agent with copies of such documents relating to the High Yield Bonds as the Administrative Agent shall reasonably request and such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

         (b) Upon the issuance of the High Yield Notes, the aggregate Revolving Credit Commitments of the Lenders shall be automatically and permanently reduced to $60,000,000 and the Borrower shall prepay Revolving Credit Loans to the extent the Aggregate Outstanding Extensions of Credit on such date exceed $60,000,000.

         (c) The Borrower agrees to continue to use its reasonable best efforts to close the Replacement Credit Facility on or before the issuance of the High Yield Notes.

         (d) In connection with the consummation of the Simula Acquisition, the following conditions shall have been met:

                  (i) the Borrower shall deliver to the Administrative Agent and the Lenders a Compliance Certificate for the most recent Rolling Period preceding the date of the Simula Acquisition demonstrating, in form and substance reasonably satisfactory to thereto, pro forma compliance with each covenant contained in Section 10.1 of the Credit Agreement (both before and after giving effect to such proposed acquisition) as if the Simula Acquisition had been consummated as of the first day of such Rolling Period, and based on the financial statements of Simula, Inc. for such Rolling Period;

                  (ii) the Borrower shall deliver to the Administrative Agent such documents relating to the Simula Acquisition as the Administrative Agent shall reasonably request and such documents shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (iii) the Borrower shall have certified on or before the closing date of the Simula Acquisition, in writing and in a form reasonably acceptable to the Administrative Agent and the Lenders, that the Simula Acquisition has been approved by the board of directors or equivalent governing body of Simula, Inc.; and

                  (iv) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the Simula Acquisition.

         (e) If the Replacement Credit Facility shall not have closed by August 30, 2003 and the High Yield Notes shall have been offered, sold and issued by the Borrower and the transactions contemplated by the High Yield Note Offering shall have closed by August 30, 2003, the Borrower shall execute and deliver to the Administrative Agent on or before August 30, 2003 such documents as it may reasonably request, and take such further action as it shall reasonably request, in order to grant to the Administrative Agent, on behalf of the Lenders, a first priority perfected security interest in (i) all of the Capital Stock of each Domestic Subsidiary and 65% of the Capital Stock of each first tier Foreign Subsidiary, which Capital Stock shall not be subject to any other lien or encumbrance; and (ii) all other present and future assets and properties (other than real property) of the Borrower and each of its Domestic Subsidiaries (other than USDS, Inc.) (including, without limitation, accounts receivable, inventory, machinery, equipment, contracts (excluding any domestic government contracts that specifically prohibit the granting of a security interest in amounts payable under such contract), trademarks, copyrights, patents, license rights and general intangibles), in each case, on terms and conditions reasonably satisfactory to the Administrative Agent.

         (f) Should the Borrower default in its obligations under this Section 3, such default shall be deemed an immediate "Event of Default" under the Credit Agreement and the other Loan Documents, the Administrative Agent, on behalf of the Lenders, shall be entitled to exercise all of its remedies under the Credit Agreement and the other Loan Documents without any rights to cure provided for in the Credit Agreement and in the Loan Documents.

         SECTION 4. EFFECTIVENESS. The consent and waiver set forth in this Consent shall become effective on the date that (a) the Administrative Agent shall have received satisfactory evidence that this Consent has been duly executed and delivered by the Borrower, the Guarantors and the Required Lenders;
(b) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Required Lenders or the Administrative Agent; and (c) the Administrative Agent shall have been reimbursed for all legal fees then due and payable by the Borrower and invoiced prior to the date hereof.

         SECTION 5. LIMITED CONSENT AND WAIVER. Except as expressly provided in this Consent, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Consent shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

         SECTION 6. REPRESENTATIONS AND WARRANTIES/NO DEFAULT. By its execution hereof, and after giving effect to this Consent, the Borrower hereby certifies that (e) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and (f) the execution, delivery and performance of this Consent have been authorized by all requisite corporate action on the part of the Borrowers.

         SECTION 7. ACKNOWLEDGEMENT OF GUARANTORS. By their execution hereof, each of the Guarantors listed on the signature pages to this Consent hereby expressly (a) consents to the modifications and amendments set forth in this Consent, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

         SECTION 8. NO DEFENSES, RELEASE. None of the Borrower nor any other Loan Party has any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Consent by the Lenders parties hereto. By its execution hereof and in consideration of the mutual covenants contained herein and the accommodations granted to the Borrower hereunder, the Borrower on behalf of itself and the other Loan Parties expressly waives and releases any and all claims and causes of actions any of them may have, or allege to have (and all defenses which may arise out of any of the foregoing), whether known or unknown, against the Administrative Agent or any Lender or any of their

Affiliates, employees, directors, officers, attorneys or agents, arising out of the credit relationship between the Borrower and the Lenders up to and including the date of this Consent.

         SECTION 9. EXPENSES. The Borrowers shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         SECTION 10. GOVERNING LAW. This Consent shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. COUNTERPARTS. This Consent may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

                                  BORROWER:

                                  ARMOR HOLDINGS, INC., as Borrower


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  GUARANTORS:

                                  911EP, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  AHI PROPERTIES I, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR BRANDS, INC.




                                  By:
                                       ---------------------------------------
                                  Name:
                                  Title:

                                  ARMORGROUP NORTH AMERICA, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS GP, LLC




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  ARMOR HOLDINGS LP, LLC



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS FORENSICS, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS PAYROLL SERVICES, LLC



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS PRODUCTS, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS PROPERTIES, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ARMOR HOLDINGS MOBILE SECURITY, LLC




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  ARMOR SAFETY PRODUCTS COMPANY




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  B-SQUARE, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  BREAK-FREE, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  BREAK-FREE ARMOR CORP.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  CASCO INTERNATIONAL, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  DEFENSE TECHNOLOGY CORPORATION OF AMERICA




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  IDENTICATOR, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  INTERNATIONAL TRAINING, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  ITI LIMITED PARTNERSHIP




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  MONADNOCK LIFETIME PRODUCTS, INC., a Delaware
                                    corporation




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  MONADNOCK LIFETIME PRODUCTS, INC. a
                                    New Hampshire corporation




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  MONADNOCK POLICE TRAINING COUNCIL, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  NAP PROPERTIES, LTD




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  NAP PROPERTY MANAGERS, LLC




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  NETWORK AUDIT SYSTEMS, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  NEW TECHNOLOGIES ARMOR, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  O'GARA-HESS & EISENHARDT ARMORING COMPANY,
                                    LLC




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  O'GARA SECURITY ASSOCIATES, INC.




                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:


                                  PARVUS CRISIS MANAGEMENT CORPORATION




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS,
                                    INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  RAMTECH DEVELOPMENT CORP.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  SAFARILAND GOVERNMENT SALES, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  SAFARI LAND LTD. INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  SPEEDFEED ACQUISITION CORP.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  THE O'GARA COMPANY




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  THE PARVUS COMPANY




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  THE PARVUS INTERNATIONAL INFORMATION COMPANY




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  USDS, INC.




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:

                                  LENDERS:


                                  BANK OF AMERICA, N.A., as Administrative
                                    Agent


                                  By:
                                     -----------------------------------------
                                  Name:       Michael Brashler
                                  Title:      Vice President and Senior Agency
                                                Officer


                                  BANK OF AMERICA, N.A., as Lender


                                  By:
                                     -----------------------------------------
                                  Name:       Brian K. Keeney
                                  Title:      Vice President


                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as Documentation Agent and Lender


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  SUNTRUST BANK, as Co-Agent and as a Lender


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  KEYBANK NATIONAL ASSOCIATION, as Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                  REPUBLIC BANK, as Lender


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:


                                  ING CAPITAL LLC, as Lender


                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title: